Exhibit 10.1

                     CONTRACT FOR THE SALE OF GOODS (1) 1\1

Saint - Petersburg, Russia                                        June, 05, 2014


     BETWEEN: KARNET CAPITAL CORP, represented by Director Aleksandr Chuiko (the "Seller") Lensoveta 42, app. 48, S-Petersburg, Russia.

     AND: KALYNKA 25 (the "Buyer"), represented by Director Dmitriy Sizov (the "Buyer) Konushennaya st, 9b, S-Petersburg, Russia, have concluded the present Contract as follows:

1. SALE OF GOODS

     Seller shall sell, to buyer the following goods:
     Food waist disposers in assortment
     The range of products for delivery of each batch is defined in the invoice.

2. CONSIDERATION

     Buyer shall accept the goods and pay the sum for the goods.

3. IDENTIFICATION OF GOODS

     Identification of the goods to this agreement shall not be deemed to have been made until both buyer and seller have specified that the goods in question are to be appropriated to the performance of this agreement.

4. PAYMENT ON RECEIPT

     Buyer shall make payment for the goods at the time when, and at the place where, the goods are received by buyer.

5. RISK OF LOSS

     The risk of loss from any casualty to the goods, regardless of the cause, shall be on seller until the goods have been accepted by buyer.

6. WARRANTY OF NO ENCUMBRANCES

     Seller warrants that the goods are now free, and that at the time of delivery shall be free from any security interest or other lien or encumbrance.

7. WARRANTY OF TITLE

     Furthermore, seller warrants that at the time of signing this agreement seller neither knows, nor has reason to know, of the existence of any outstanding title or claim of title hostile to the rights of seller in the goods.
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8. RIGHT OF INSPECTION

     Buyer shall have the right to inspect the goods on arrival and, within 10 business days after delivery, buyer must give notice to seller of any claim for damages on account of condition, quality or grade of the goods, and buyer must specify the basis of the claim of buyer in detail. The failure of buyer to comply with these conditions shall constitute irrevocable acceptance of the goods by buyer.

     The parties have executed this agreement in Saint - Petersburg, June, 05 2014 year This Contract is concluded and enters into force upon signature by the Parties.

SELLER


Director Aleksandr Chuiko                  /s/ Aleksandr Chuiko
                                           -------------------------------------


BUYER


Director Dmitri Sizov                      /s/ Dmitri Sizov
                                           -------------------------------------

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